SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  March 7, 2007
                                  -------------
                         Date of Earliest Reported Event

                              AMEN PROPERTIES, INC.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
                          -----------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

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          (Former Name or Former Address, if Changed Since Last Report)


 Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act
                                     of 1934

Item 5.02 - Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

     AMEN Properties, Inc. (the "Company") is pleased to announce Mr. Kris Oliver has accepted the position of Chief Financial Officer. Mr. Oliver has significant experience in the areas of financial planning, public accounting, marketing, business development, and business strategy.

For the past year Mr. Oliver has been a Senior Advisor with TPI involved with business process and technology sourcing projects for several major corporations. Prior to that Mr. Oliver held a variety of senior management positions in the airline travel and transportation industry during his thirteen years at American Airlines and Sabre Holdings, Inc. Mr. Oliver began his professional career in the Audit Practice of Arthur Andersen where he was responsible for conducting audits of public companies in several industries.

Mr. Oliver will replace the Company's current interim CFO, Mr. John James. Mr. James has agreed to continue to be available to the Company in a consulting role as necessary.

Mr. Oliver has an MBA from The University of Texas at Austin, a BBA in Accounting from Abilene Christian University, and is a Certified Public Accountant. He and his family reside in Dallas, Texas.

Mr. Kris Oliver is the brother of the Company's current Chief Executive Officer ("CEO") Mr. Eric Oliver. Mr. Eric Oliver is resigning as the Company' CEO effective March 7, 2007. He will remain active with the Company as the Chairman of the Board. Effective March 7, 2007 Mr. Jon Morgan will resign as the Company's Chief Operating Officer ("COO") and will assume the Company's CEO position. Mr. Kevin Yung will be assuming the Company's COO position. Mr. Yung currently is the president of W Power and Light, LP, a wholly owned subsidiary of the Company.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMEN Properties, Inc.
                                              ---------------------
                                              (Registrant)

                                              By:    /s/ Jon M. Morgan
                                                 -------------------------------
                                                 Jon M. Morgan, Chairman of the
Date: March 8, 2007                              Board of Directors and Chief
                                                 Executive Officer